NAVELLIER PERFORMANCE FUNDS






                                  ANNUAL REPORT

                                        December 31, 2002


                               [NUMBERS GRAPHIC]







Aggressive Small Cap Equity Portfolio

                                                                [NAVELLIER LOGO]

                                                ANNUAL REPORT, December 31, 2002
                                                     NAVELLIER PERFORMANCE FUNDS
                                                     1 East Liberty, Third Floor
                                                                  Reno, NV 89501
                                                                  (800) 887-8671

--------------------------------------------------------------------------------
                                                                January 30, 2003

Dear Shareholder,

      The U.S. equity markets experienced another difficult year in 2002. In fact, we believe that 2002 was the worst year of the three straight losing years the U.S. markets have had. The declines in equity prices were very broad-based. All sectors of the market were hit hard in 2002. Likewise, small, mid and large capitalization stocks all posted double-digit declines. Also experiencing double-digit losses were both growth and value sectors. Unfortunately, all major indices posted these large losses. The good news is that while the last three years have been difficult, we believe that the worst is behind us.


      The Navellier Funds held up fairly well in the decline (second and third quarters) with holdings generally concentrated in more defensive growth sectors. Where the Funds performed poorly was in the 4th quarter rebound, as they did not up-tick with the market in October and November. We believe that this rally was mainly led by short-covering and will be short-lived at best. Those stocks that performed the best during this rally were those that had performed the worst on the way down. It reminds us a great deal of 4th quarter 2001.

[AGGRESSIVE SMALLCAP EQUITY PORTFOLIO LINE GRAPH]

                                                  AGGRESSIVE SMALL CAP
                                                         EQUITY                RUSSELL 2000 GROWTH            RUSSELL 2000
                                                  --------------------         -------------------            ------------
April 1, 1994                                             10000                       10000                       10000
April 30, 1994                                            10229                       10015                       10059
May 31, 1994                                               9750                        9791                        9946
June 30, 1994                                              9521                        9370                        9609
July 31, 1994                                              9719                        9504                        9767
August 31, 1994                                            9906                       10202                       10311
September 30, 1994                                        10427                       10245                       10276
October 31, 1994                                          10770                       10355                       10236
November 30, 1994                                         10957                        9936                        9822
December 30, 1994                                         11426                       10172                       10086
January 30, 1995                                          10614                        9965                        9959
February 28, 1995                                         11124                       10424                       10373
March 30, 1995                                            11655                       10729                       10552
April 30, 1995                                            12258                       10891                       10787
May 30, 1995                                              12341                       11033                       10972
June 30, 1995                                             14048                       11794                       11541
July 30, 1995                                             16306                       12713                       12206
August 30, 1995                                           15682                       12870                       12459
September 30, 1995                                        16514                       13135                       12681
October 30, 1995                                          15619                       12489                       12114
November 30, 1995                                         16348                       13040                       12623
December 31, 1995                                         16429                       13329                       12956
January 30, 1996                                          15481                       13219                       12942
February 29, 1996                                         16760                       13821                       13345
March 30, 1996                                            18007                       14095                       13617
April 30, 1996                                            20939                       15177                       14345
May 30, 1996                                              22816                       15955                       14910
June 30, 1996                                             20971                       14918                       14298
July 30, 1996                                             17656                       13097                       13049
August 30, 1996                                           18839                       14067                       13807
September 30, 1996                                        20321                       14791                       14346
October 30, 1996                                          19308                       14153                       14125
November 30, 1996                                         19287                       14547                       14707
December 31, 1996                                         18967                       14830                       15093
January 30, 1997                                          18935                       15201                       15394
February 28, 1997                                         17165                       14283                       15021
March 30, 1997                                            16014                       13275                       14312
April 30, 1997                                            16024                       13121                       14352
May 30, 1997                                              18114                       15093                       15949
June 30, 1997                                             19255                       15605                       16633
July 30, 1997                                             20428                       16405                       17406
August 30, 1997                                           20726                       16897                       17805
September 30, 1997                                        22027                       18245                       19108
October 30, 1997                                          21536                       17150                       18269
November 30, 1997                                         21579                       16741                       18150
December 30, 1997                                         21099                       16750                       18468
January 30, 1998                                          20097                       16527                       18177
February 28, 1998                                         21231                       17986                       19521
March 30, 1998                                            21798                       18740                       20326
April 30, 1998                                            22035                       18855                       20438
May 30, 1998                                              21389                       17485                       19337
June 30, 1998                                             21890                       17664                       19378
July 30, 1998                                             20822                       16189                       17809
August 30, 1998                                           16312                       12452                       14351
September 30, 1998                                        17222                       13714                       15474
October 30, 1998                                          17394                       14430                       16105
November 30, 1998                                         18673                       15549                       16949
December 31, 1998                                         21086                       16956                       17998
January 30, 1999                                          20980                       17719                       18237
February 28, 1999                                         18646                       16098                       16760
March 30, 1999                                            19345                       16671                       17022
April 30, 1999                                            20730                       18143                       18547
May 30, 1999                                              21705                       18172                       18818
June 30, 1999                                             23682                       19129                       19669
July 30, 1999                                             22867                       18538                       19129
August 30, 1999                                           22400                       17845                       18421
September 30, 1999                                        20450                       18189                       18425
October 30, 1999                                          21572                       18655                       18500
November 30, 1999                                         23228                       20627                       19604
December 31, 1999                                         27062                       24263                       21824
January 30, 2000                                          26407                       24037                       21473
February 29, 2000                                         31523                       29629                       25019
March 30, 2000                                            29479                       26515                       23370
April 30, 2000                                            27930                       23838                       21963
May 30, 2000                                              22988                       21751                       20683
June 30, 2000                                             27529                       24560                       22486
July 30, 2000                                             23749                       22455                       21763
August 30, 2000                                           28985                       24817                       23423
September 30, 2000                                        27582                       23585                       22735
October 30, 2000                                          24884                       21670                       21720
November 30, 2000                                         18045                       17736                       19491
December 31, 2000                                         19085                       18821                       21164
January 30, 2001                                          19443                       20344                       22266
February 28, 2001                                         14982                       17555                       20805
March 30, 2001                                            12884                       15959                       19788
April 30, 2001                                            14501                       17913                       21336
May 30, 2001                                              14687                       18328                       21860
June 30, 2001                                             15682                       18828                       22615
July 30, 2001                                             14516                       17222                       21391
August 31, 2001                                           14050                       16146                       20700
September 30, 2001                                        12573                       13541                       17913
October 31, 2001                                          13180                       14844                       18962
November 30, 2001                                         13055                       16083                       20430
December 31, 2001                                         13282                       17084                       21691
January 31, 2002                                          13157                       16476                       21465
February 28, 2002                                         12161                       15410                       20877
March 31, 2002                                            12550                       16749                       22555
April 30, 2002                                            12425                       16387                       22760
May 31, 2002                                              11600                       15429                       21750
June 30, 2002                                             11102                       14120                       20671
July 31, 2002                                              9950                       11950                       17549
August 31, 2002                                           10323                       11945                       17504
September 30, 2002                                         9389                       11082                       16247
October 31, 2002                                           9342                       11642                       16768
November 30, 2002                                          9514                       12797                       18265
December 31, 2002                                          8860                       11914                       17248

                     AGGRESSIVE SMALL CAP EQUITY PORTFOLIO

          TOTAL RETURNS                      RUSSELL
        FOR PERIODS ENDED                      2000     RUSSELL
       DECEMBER 31, 2002*           FUND      GROWTH      2000
 -------------------------------  --------   --------   --------
 One Year                         (33.29)%   (30.26)%   (20.48)%
 Annualized 5 Year                (15.93)%    (6.59)%    (1.36)%
 Annualized Since Inception**      (1.37)%      2.02%      6.42%
 Value of a $10,000 investment
  over Life of Fund**               $8,860    $11,914    $17,248
 * The total returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the
   redemption of fund shares.
 **Inception April 1, 1994


      The year 2002 was a volatile and difficult environment for stocks. The economy continued to be extremely sluggish and no sector leadership ever emerged in the equity markets. Our outlook for 2003 is a positive one. We believe that the economy is showing signs of life and the current administration seems to realize the importance of moving economic policy in the right direction. We expect some type of tax legislation (dividend tax relief, capital gains tax cuts or the income tax cuts becoming permanent) to emerge sometime in the 1st quarter of 2003. This would give a significant boost to the stock market.

INVESTMENT STRATEGY & OUTLOOK

      The stock market is beginning the New Year more uncertain than ever. The worst holiday shopping season in over 30 years is a clear signal that consumer spending will likely remain soft. Orders for durable goods declined in November, which is further evidence that the U.S. economy is sputtering. The impending invasion of Iraq is also creating even more uncertainty. Investors are looking to the Bush Administration and the new Congress to pass various tax incentives to spur investment, stimulate the U.S. economy and help the stock market. In the interim, we remain very cautious and especially selective on the stocks that we are adding to our portfolios. There are two possible scenarios that we foresee for the stock market.

SCENARIO ONE: THE STOCK MARKET SURGES AFTER DIVIDEND TAX RELIEF IS PASSED


      A potential event that could have a significant bullish impact on the stock market is the Bush Administration's plan to provide dividend tax relief. Ideally, the double taxation of dividends would be eliminated on either the corporate or individual level. This would allow dividend proceeds to flow directly to investors without being taxed twice. The bigger the dividend tax cut, the more money that it will trigger to pour into the stock market.


SCENARIO TWO: THE STOCK MARKET CONTINUES TO OSCILLATE IN A WILD & VOLATILE
MANNER

      During the past two years, the stock market has had some wild oscillations. There have been massive short-covering rallies in many technology stocks during October 2001, March 2002, and during the recent telecommunication-led rally in October and November 2002. During the past three quarters, the stock market has been led by consumer-oriented companies (second quarter), healthcare companies (third quarter) and telecommunication companies (fourth quarter). Currently, telecommunication companies are rolling over and giving back many of their recent gains and new leadership is trying to emerge.

      This roller coaster environment is not a healthy environment for long-term investors. The stock market has been in an environment that ignores fundamentals and is better suited to active traders. It is not healthy for the stock market to allow money losing or bankrupt stocks like Lucent and WorldCom to lead the stock market, which is exactly what happened in the past few months.

      Unfortunately, the market oscillated in a wild manner for eight years after the 1973 and 1974 stock market collapse. Although the stock market slowly trended higher in those subsequent years, the volatility was unnerving for many investors. Apparently, the same phenomenon may be occurring again. This is not a healthy environment for investors because the stock market's volatility undermines investor confidence.

      Fortunately, while the stock market was going through its wild gyrations between 1975 and 1982, there was a select group of stocks that was oblivious to the stock market's wild swings and instead slowly trended higher. Back then, about 15% of the stock market represented an oasis amidst the chaos. These oasis stocks are what we like to refer to as high Alpha stocks, because they tend to be less correlated to the overall stock market and are less vulnerable during the downdrafts.

      Traditionally, small capitalization stocks with lower price-to-earnings ratios have been the least correlated to the overall stock market. Small capitalization stocks may represent the best oasis in the upcoming months, especially since many thinly traded small capitalization stocks are poised to surge on any significant increase in trading volume. Fundamentally, small capitalization stocks have weathered the economic downturn better than many large capitalization stocks, but due to persistent stock market outflows, they have performed poorly due to liquidity concerns.

EVENTS THAT COULD STIMULATE THE STOCK MARKET

      Overall, we believe that investors should prepare for the worst possible environment (wild oscillations) and hope for the best (the elimination of the double taxation on dividends). We would not be surprised if we get a mix of the two possible stock market scenarios outlined above. The biggest problem is that the stock market has erratic flow of funds. After several months of persistent and record outflows, the stock market finally had positive mutual fund inflows in November. We are now at the seasonally strong time of year when new pension contributions will likely result in steady inflows through mid-April. However, what the stock market really needs is a watershed event that will cause money to pour in and propel stocks higher for several months.


      In our opinion, the most likely watershed event that will propel the stock market higher will be the dividend tax relief that the new Congress may pass in the upcoming months. Currently, the S&P 500 is approximately 40% undervalued relative to Treasury securities according to most dividend discount models. If there is 50% dividend tax relief for individual investors, the S&P 500 will then be approximately 60% undervalued relative to Treasury securities when federal taxes are taken into consideration. As a result, we can easily envision wave after wave of bond investors jumping back into the stock market seeking out strong cash flow companies with predictable high dividend yields.


      Another possible watershed event would be military action against Iraq, which would remove much of the uncertainty that has been plaguing the overall market. After the Gulf War commenced twelve years ago, growth stocks surged dramatically in just three months. The same thing could easily happen again, because the U.S. dollar would likely surge (out of respect for U.S. military technology) and foreign investors would likely return to the U.S. seeking the appreciation of the U.S. dollar.

      There are some other factors that could stimulate the stock market other than dividend tax relief and military action against Iraq. Corporate earnings are expected to continue to improve during the next two quarters due to favorable year over year comparisons. Bond yields could spike higher like they did on October 9th, which would cause panicked bond investors to return to the stock market. Finally, there could be clear evidence that the U.S. economy has turned the corner for good and will be growing for the foreseeable future.


      It will also be interesting to see if the Federal Reserve Board will be able to stimulate the U.S. economy any further. The Adjusted Monetary Base, the most predictable money supply indicator, continues to grow steadily. In essence, the Adjusted Monetary Base is indicating that the Federal Reserve Board has been successful in pumping money into the U.S. economy through lower interest rates, home refinancing activity, etc. The problem is that the "velocity of money", which measures how fast money changes hands, has decelerated as the average consumer has become increasingly cautious in the past few months.


      The obvious answer is that it is time for the Bush Administration and the new Congress to stimulate the U.S. economy. It is scary to count on politicians to fix the U.S. economy and the stock market, but that is the exact predicament that we are in at the present time. Fortunately, the Bush Administration appears to be just as focused on fixing the U.S. economy as they have been focused on disarming Iraq. We are confident that both the Bush Administration and the new Congress will act swiftly in the upcoming months.

      We believe that 2003 should end up as one of the strongest years ever for the fundamentally superior stocks that we favor.

      Always feel free to contact us if you have any questions or if we can help you in any way. You may call us at 1.800.887.8671 or visit our web site at www.navellierperformancefunds.com, where we invite you to take advantage of our complimentary weekly market commentary service, Marketmail*.

Sincerely,

/s/ Louis G. Navellier
LOUIS G. NAVELLIER

/s/ Alan Alpers
ALAN ALPERS

 * There is no guarantee that the opinions expressed in this newsletter will come to pass.

This material has been preceded by a Navellier Performance Funds prospectus.

The preceding charts and performance numbers assume reinvestment of all distributions.

Please be aware that past performance is no indication of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Indices:

The Russell 2000 Index is an unmanaged index consisting of the smallest 2,000 stocks in the Russell 3000 Index. It is considered representative of the small cap market in general.

The Russell 2000 Growth Index contains those Russell 2000 securities with a greater-than-average growth orientation.

The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

The S&P 500 is an unmanaged index consisting of 500 large cap stocks. It is considered representative of the stock market as a whole.

These indices are considered representative of pertinent market sectors in general. None are investment products available for sale.

                                                 THE NAVELLIER PERFORMANCE FUNDS
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
December 31, 2002

AGGRESSIVE SMALL CAP EQUITY PORTFOLIO
---------------------------------------------------------
                                            Market Value
  Shares                                      (Note 1)
---------------------------------------------------------
COMMON STOCKS -- 93.0%
APPAREL -- 4.0%
     4,150  Columbia Sportswear Co.*       $      184,343
     9,800  The Gymboree Corp.*                   155,428
                                           --------------
                                                  339,771
                                           --------------
AUTOMOTIVE -- 2.3%
     5,575  Thor Industry, Inc.                   191,947
                                           --------------
BANKING -- 4.0%
     3,125  Hancock Holding Co.                   139,531
     4,665  UCBH Holdings, Inc.                   198,029
                                           --------------
                                                  337,560
                                           --------------
CASINOS AND GAMING -- 6.2%
     7,575  Alliance Gaming Corp.*                129,002
     8,850  Boyd Gaming Corp.*                    124,342
    17,290  Penn National Gaming, Inc.*           274,219
                                           --------------
                                                  527,563
                                           --------------
CHEMICALS -- 1.9%
     5,575  Albemarle Corp.                       158,609
                                           --------------
COMPUTER EQUIPMENT -- 11.9%
    11,830  Avid Technology, Inc.*                271,498
    19,100  CompuCom Systems, Inc.*               107,151
     6,055  Imation Corp.*                        212,409
    13,975  Pinnacle Systems, Inc.*               190,200
    11,415  SanDisk Corp.*                        231,725
                                           --------------
                                                1,012,983
                                           --------------
COMPUTER SOFTWARE AND SERVICES -- 11.1%
     5,275  Cognizant Technology
              Solutions Corp.*                    381,013
    14,105  eSPEED, Inc.*                         238,953
     6,450  Take-Two Interactive
              Software, Inc.*                     151,510
    10,720  United Online, Inc.*                  170,888
                                           --------------
                                                  942,364
                                           --------------
CONSUMER PRODUCTS AND SERVICES -- 9.3%
     6,900  Central Garden & Pet Co.*             127,719
     8,390  Corinthian Colleges, Inc.*            317,645
     6,975  Fossil, Inc.*                         141,872
     8,375  Jarden Corp.*                         199,911
                                           --------------
                                                  787,147
                                           --------------
ELECTRONIC COMPONENTS AND EQUIPMENT -- 1.5%
     9,350  Daktronics, Inc.*                     125,103
                                           --------------
HEALTHCARE PRODUCTS AND SERVICES -- 2.0%
     4,450  Mentor Corp.                          171,325
                                           --------------

---------------------------------------------------------
                                            Market Value
  Shares                                      (Note 1)
---------------------------------------------------------
---------------------------------------------------------
MANUFACTURING -- 1.5%
     3,675  Trex Company, Inc.*            $      129,728
                                           --------------
MEDICAL EQUIPMENT AND SUPPLIES -- 4.2%
     6,890  Immucor, Inc.*                        139,522
     9,150  STERIS Corp.*                         221,888
                                           --------------
                                                  361,410
                                           --------------
METALS AND MINING -- 1.9%
    10,720  Worthington Industries, Inc           163,373
                                           --------------
OFFICE EQUIPMENT AND SUPPLIES -- 2.0%
     9,300  Global Imaging Systems, Inc.*         170,934
                                           --------------
PAPER AND PACKAGING -- 3.3%
     5,490  Ball Corp.                            281,033
                                           --------------
PHARMACEUTICALS -- 8.3%
     8,900  Amylin Pharmaceuticals, Inc.*         143,646
    12,110  Chattem, Inc.*                        248,861
    10,675  The Medicines Co.*                    171,013
     8,000  NBTY, Inc.*                           140,640
                                           --------------
                                                  704,160
                                           --------------
REAL ESTATE INVESTMENT TRUST -- 1.6%
     5,575  Capital Automotive REIT               132,128
                                           --------------
RETAIL -- 6.0%
    10,240  PETsMART, Inc.*                       175,411
     8,890  Tractor Supply Co.*                   334,264
                                           --------------
                                                  509,675
                                           --------------
TELECOMMUNICATIONS EQUIPMENT AND SERVICES -- 5.1%
     9,645  Inter-Tel, Inc.                       201,677
     9,060  InterDigital Communications
              Corp.*                              131,914
     5,490  j2 Global Communications,
              Inc.*                               104,530
                                           --------------
                                                  438,121
                                           --------------
TRANSPORTATION -- 4.9%
     6,850  J.B. Hunt Transport Services,
              Inc.*                               200,705
     8,750  Yellow Corp.*                         220,422
                                           --------------
                                                  421,127
                                           --------------
TOTAL COMMON STOCKS
  (COST $7,328,245)                             7,906,061
                                           --------------


                                                 THE NAVELLIER PERFORMANCE FUNDS
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS

December 31, 2002 (continued)



---------------------------------------------------------
                                            Market Value
  Shares                                      (Note 1)
---------------------------------------------------------

MONEY MARKET FUNDS -- 9.2%
   786,811  FBR Fund for Government
              Investors
              (Cost $786,811)              $      786,811
                                           --------------
TOTAL INVESTMENTS -- 102.2%
(COST $8,115,056)                          $    8,692,872
Liabilities in Excess of Other
  Assets -- (2.2)%                               (183,870)
                                           --------------
NET ASSETS -- 100.0%                       $    8,509,002
                                           ==============



---------------------------------------------------------
---------------------------------------------------------
  Shares                                      (Note 1)
---------------------------------------------------------
NET ASSETS CONSIST OF:
  Paid-in Capital                          $   23,705,747
  Accumulated Net Realized Loss on
    Investments                               (15,774,561)
  Net Unrealized Appreciation of
    Investments                                   577,816
                                           --------------
NET ASSETS                                 $    8,509,002
                                           ==============
NET ASSET VALUE PER SHARE
  (Based on 1,494,632 Shares Outstanding)
                                           $         5.69
                                           ==============


---------------

* Non-income producing

                       See Notes to Financial Statements.

                                                 THE NAVELLIER PERFORMANCE FUNDS
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
For the Year Ended December 31, 2002

                                                                AGGRESSIVE SMALL
                                                                   CAP EQUITY
                                                                   PORTFOLIO
 INVESTMENT INCOME
   Interest (Note 1).........................................     $     5,484
   Dividends (Note 1)........................................          48,469
                                                                  -----------
     Total Investment Income.................................          53,953
                                                                  -----------
 EXPENSES
   Investment Advisory Fee (Note 2)..........................          99,363
   Administrative Fee (Note 2)...............................          29,572
   Distribution Plan Fees (Note 4)...........................          29,572
   Transfer Agent and Custodian Fee (Note 3).................          62,342
   Shareholder Reports and Notices...........................          25,915
   Registration Fees.........................................          21,857
   Trustees' Fees and Expenses (Note 2)......................           7,143
   Audit Fees................................................           7,000
   Legal Fees................................................           6,454
   Insurance Fees............................................           3,743
   Other Expenses............................................             924
                                                                  -----------
     Total Expenses..........................................         293,885
     Less Expenses Reimbursed by Investment Adviser (Note
      2).....................................................        (117,635)
                                                                  -----------
       Net Expenses..........................................         176,250
                                                                  -----------
 NET INVESTMENT LOSS.........................................        (122,297)
                                                                  -----------
 Net Realized Loss on Investment Transactions................      (3,830,703)
 Change in Net Unrealized Appreciation of Investments........        (827,316)
                                                                  -----------
 NET LOSS ON INVESTMENTS.....................................      (4,658,019)
                                                                  -----------
 NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS........     $(4,780,316)
                                                                  ===========

                       See Notes to Financial Statements.

                                                 THE NAVELLIER PERFORMANCE FUNDS
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS


                                                               AGGRESSIVE SMALL CAP EQUITY
                                                                        PORTFOLIO
                                                                   FOR THE YEARS ENDED
                                                                       DECEMBER 31,
                                                               ----------------------------
                                                                   2002           2001
                                                               ------------   -------------
 FROM INVESTMENT ACTIVITIES
   Net Investment Loss.......................................  $  (122,297)   $   (210,989)
   Net Realized Loss on Investment Transactions..............   (3,830,703)     (9,270,069)
   Change in Net Unrealized Appreciation/Depreciation of
     Investments.............................................     (827,316)      1,386,275
                                                               -----------    ------------
     Net Decrease in Net Assets Resulting from Operations....   (4,780,316)     (8,094,783)
                                                               -----------    ------------
 DISTRIBUTIONS TO SHAREHOLDERS
   From Net Realized Gain....................................           --         (28,475)
                                                               -----------    ------------
 FROM SHARE TRANSACTIONS
   Net Proceeds from Sales of Shares.........................    5,673,654      29,949,489
   Reinvestment of Distributions.............................           --          27,479
   Cost of Shares Redeemed...................................   (7,616,334)    (33,789,951)
                                                               -----------    ------------
     Net Decrease in Net Assets Resulting from Share
      Transactions...........................................   (1,942,680)     (3,812,983)
                                                               -----------    ------------
     TOTAL DECREASE IN NET ASSETS............................   (6,722,996)    (11,936,241)
 NET ASSETS -- Beginning of Year.............................   15,231,998      27,168,239
                                                               -----------    ------------
 NET ASSETS -- End of Year...................................  $ 8,509,002    $ 15,231,998
                                                               ===========    ============
 SHARES
   Sold......................................................      836,217       3,166,596
   Issued in Reinvestment of Distributions...................           --           3,241
   Redeemed..................................................   (1,127,907)     (3,595,658)
                                                               -----------    ------------
     Net Decrease in Shares..................................     (291,690)       (425,821)
                                                               ===========    ============

                       See Notes to Financial Statements.

                                                 THE NAVELLIER PERFORMANCE FUNDS
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                         AGGRESSIVE SMALL CAP EQUITY PORTFOLIO*
                                                            FOR THE YEARS ENDED DECEMBER 31,
                                                     -----------------------------------------------
                                                      2002      2001      2000      1999      1998
                                                     -------   -------   -------   -------   -------
 PER SHARE OPERATING PERFORMANCE:
   Net Asset Value -- Beginning of Year............    $8.53    $12.28    $20.26    $15.99    $16.00
                                                     -------   -------   -------   -------   -------
   Income (Loss) from Investment Operations:
     Net Investment Loss...........................    (0.08)    (0.12)    (0.19)    (0.24)    (0.15)
     Net Realized and Unrealized Gain (Loss) on
       Investments.................................    (2.76)    (3.61)    (5.77)     4.71      0.14
                                                     -------   -------   -------   -------   -------
   Total from Investment Operations................    (2.84)    (3.73)    (5.96)     4.47     (0.01)
                                                     -------   -------   -------   -------   -------
 Distributions to Shareholders:
   From Net Realized Gain..........................       --     (0.02)    (2.02)    (0.20)       --
                                                     -------   -------   -------   -------   -------
   Net Increase (Decrease) in Net Asset Value......    (2.84)    (3.75)    (7.98)     4.27     (0.01)
                                                     -------   -------   -------   -------   -------
   Net Asset Value -- End of Year..................    $5.69     $8.53    $12.28    $20.26    $15.99
                                                     =======   =======   =======   =======   =======
 TOTAL INVESTMENT RETURN...........................   (33.29)%  (30.41)%  (29.47)%   28.34%    (0.06)%
 RATIOS TO AVERAGE NET ASSETS:
   Expenses After Reimbursement (Note 2)...........     1.49%     1.49%     1.49%     1.49%     1.63%
   Expenses Before Reimbursement (Note 2)..........     2.49%     2.27%     1.86%     1.85%     1.98%
   Net Investment Loss After Reimbursement (Note
     2)............................................    (1.04)%   (1.11)%   (1.10)%   (1.21)%   (0.79)%
   Net Investment Loss Before Reimbursement (Note
     2)............................................    (2.04)%   (1.89)%   (1.47)%   (1.57)%   (1.13)%
 SUPPLEMENTARY DATA:
   Portfolio Turnover Rate.........................      267%      224%      240%      240%      145%
   Net Assets at End of Year (in thousands)........   $8,509   $15,232   $27,168   $38,626   $47,259
   Number of Shares Outstanding at End of Year (in
     thousands)....................................    1,495     1,786     2,212     1,906     2,955

---------------------

 * Financial Highlights include the performance of the Navellier Aggressive Small Cap Equity Portfolio, a series of the Navellier Series Fund, which reorganized on July 24, 1998, as a series of the Navellier Performance Funds.

                       See Notes to Financial Statements.

                                                 THE NAVELLIER PERFORMANCE FUNDS
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
December 31, 2002

1. Significant Accounting Policies

     The Navellier Performance Funds (the "Fund") is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, (the "Act") as an open-end investment company which offers its shares in a series of no-load non-diversified and diversified portfolios. The Fund's objective is to achieve long-term capital growth. The Fund is authorized to issue an unlimited number of shares of capital stock with no stated par value. The Fund currently consists of seven separate portfolios each with its own investment objectives and policies. These financial statements report on one of the seven portfolios: the Aggressive Small Cap Equity Portfolio (the "Portfolio"), a diversified open-end management company portfolio. The following is a summary of significant accounting policies which the Fund follows:

        (a) Listed securities are valued at the last sales price of the New York Stock Exchange and other major exchanges. Over-the-Counter securities are valued at the last sales price. If market quotations are not readily available, the Board of Trustees will value the Portfolio's securities in good faith. The Trustees will periodically review this method of valuation and recommend changes which may be necessary to assure that the Portfolio's instruments are valued at fair value. Debt securities with maturities of 60 days or less are valued at amortized cost.

        (b) Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Interest income is accrued on a daily basis. Dividend income is recorded on the ex-dividend date. Realized gain and loss from securities transactions are computed on an identified cost basis.

        (c) Dividends from net investment income, if any, are declared and paid annually. Dividends are reinvested in additional shares unless shareholders request payment in cash. Net capital gains, if any, are distributed annually. Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on ex-dividend date.

        (d) The Portfolio intends to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and will distribute all net investment income and capital gains to its shareholders. Therefore, no Federal income tax provision is required.

        (e) The preparation of financial statements in conformity with generally accepted accounting principles in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. Investment Advisory Fees and Other Transactions with Affiliates

     Investment advisory services are provided by Navellier Management, Inc. (the "Adviser"). Effective May 1, 1998, under an agreement with the Adviser, the Portfolio pays a fee at the annual rate of 0.84% of its daily net assets. The Adviser receives an annual fee equal to 0.25% of the Portfolio's average daily net assets in connection with the rendering of services under the administrative services agreement and is reimbursed by the Portfolio for operating expenses incurred on behalf of the Portfolio. An officer and trustee of the Portfolio is also an officer and director of the Adviser.

     The Adviser has agreed to limit the total normal expenses of the Portfolio to 1.49% of average annual net assets. In order to maintain the expense limitation, the Adviser paid certain operating expenses on a net basis of the Portfolio, which totaled $117,635.

     Navellier Securities Corp. (the "Distributor") acts as the Portfolio's Distributor and is registered as a broker-dealer under the Securities and Exchange Act of 1934. The Distributor, which is the principal underwriter of the Portfolio's shares, renders its services to the Portfolio pursuant to a distribution agreement. An officer and trustee of the Portfolio is also an officer and director of the Distributor.

     The Portfolio pays each of its Trustees not affiliated with the Adviser $1,786 annually. For the year ended December 31, 2002, Trustees' fees and expenses for the Portfolio totaled $7,143.

                                                 THE NAVELLIER PERFORMANCE FUNDS
--------------------------------------------------------------------------------

3. Transfer Agent and Custodian

     FBR National Bank & Trust provides transfer agency, dividend disbursing and other shareholder services to the Portfolio. In addition, FBR National Bank & Trust serves as custodian of the Portfolio's assets. Fees paid to FBR National Bank & Trust are based upon a fee schedule approved by the Board of Trustees.

4. Distribution Plan

     The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act, whereby it reimburses the Distributor or others in an amount not to exceed 0.25% per annum of the average daily net assets of the Portfolio for expenses incurred in the promotion and distribution of shares of the Portfolio. These expenses include, but are not limited to, the printing of prospectuses, statements of additional information, and reports used for sales purposes, expenses of preparation of sales literature and related expenses (including Distributor personnel), advertisements and other distribution-related expenses, including a prorated portion of the Distributor's overhead expenses attributable to the distribution of shares. Such payments are made monthly. The 12b-1 fee includes, in addition to promotional activities, the amount the Portfolio may pay to the Distributor or others as a service fee to reimburse such parties for personal services provided to shareholders of the Portfolio and/or the maintenance of shareholder accounts. Such Rule 12b-1 fees are made pursuant to the Plan and distribution agreements entered into between such service providers and the Distributor or the Portfolio directly.

5. Securities Transactions

     For the year ended December 31, 2002, purchases and sales (including maturities) of securities (excluding short- term securities) were $30,284,994 and $32,325,543, respectively.

6. Unrealized Appreciation of Investments

     At December 31, 2002, the cost of the investment securities for Federal income tax purposes was $8,134,497. Net unrealized appreciation was $558,375 of which $907,053 related to appreciated investment securities and $348,678 related to depreciated investment securities. The difference between book basis and tax basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales.

7. Federal Income Tax


     As of December 31, 2002, for Federal income tax purposes, the Portfolio had a capital loss carryover of $15,349,882, of which $11,943,858 expires in 2009 and $3,406,024 expires in 2010, which may be applied against future net taxable realized gains of each succeeding year until the earlier of its utilization or its expiration.



     Permanent differences between tax and financial reporting of net investment income are reclassified. As of December 31, 2002, net investment losses were reclassified to paid-in capital for the Portfolio in the amount of $122,297. Net assets of the Portfolio were not affected by these reclassifications.


     During the year ended December 31, 2002, the Portfolio did not pay any distributions to shareholders. In the year ended December 31, 2001, the Portfolio paid a long-term capital gain distribution to shareholders of $28,475.

     As of December 31, 2002, the Portfolio had a tax basis distributable earnings of $577,816, which was made up entirely of unrealized appreciation.

8. Borrowing Agreement

     The Funds have a short-term borrowing agreement with Custodial Trust Company which may be drawn upon for temporary purposes. At December 31, 2002, there were no outstanding borrowings.

                                                 THE NAVELLIER PERFORMANCE FUNDS
--------------------------------------------------------------------------------

9. Litigation


      The former Trustees of the Navellier Series Fund, which was merged into the Aggressive Small Cap Equity Portfolio ("Portfolio") on July 24, 1998 have made a demand to be indemnified for their attorneys fees and costs which they now claim to be approximately $6 million, in connection with a class action lawsuit filed against them by shareholders of the Portfolio. The current Trustees of the Navellier Performance Funds (the "Fund") and the legal counsel to the Fund do not believe the former Trustees have a valid claim. However, if such claim is determined by a court to be valid, only the assets of the Portfolio would be subject to such claim and not the assets of any other Portfolio to the Fund. Navellier Management, Inc. ("NMI") agreed when the claim was approximately $3.5 million that, if any such claim is finally (after appeals, if any) determined to be valid, NMI would pay an amount of such finally determined claim but such amount shall not exceed the net assets of the Portfolio (excluding NMI's agreement to pay) at the time of said final determination.

                                                 THE NAVELLIER PERFORMANCE FUNDS
--------------------------------------------------------------------------------
REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES
THE NAVELLIER PERFORMANCE FUNDS
RENO, NEVADA


      We have audited the accompanying statement of net assets of Navellier Aggressive Small Cap Equity Portfolio, a series of shares of The Navellier Performance Funds as of December 31, 2002, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated thereon. These financial statements are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.



      We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as December 31, 2002, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.


      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of Navellier Aggressive Small Cap Equity Portfolio as of December 31, 2002, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for the periods referred to above, in conformity with accounting principles generally accepted in the United States of America.

/s/ TAIT, WELLER & BAKER

TAIT, WELLER & BAKER

Philadelphia, Pennsylvania
February 12, 2003

                                                 THE NAVELLIER PERFORMANCE FUNDS
--------------------------------------------------------------------------------
SUPPLEMENTAL INFORMATION
(unaudited)

Information pertaining to the Trustees and Officers of the Trust is set forth below. The statement of additional information (SAI) includes additional information about the Trustees and is available without charge, upon request by calling (800) 887-8671.

--------------------------------------------------------------------------------------------------------------------
NAME                                       NO. OF                                                         OTHER
AGE                            TERM OF    FUNDS IN                                                    TRUSTEESHIPS/
ADDRESS                      OFFICE AND   COMPLEX                                                     DIRECTORSHIPS
POSITION WITH TRUST            TENURE     OVERSEEN     PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS      BY TRUSTEE
--------------------------------------------------------------------------------------------------------------------
 Louis Navellier*            Trustee and     14      Mr. Navellier is and has been the CEO and        None
 45                          President               President of Navellier & Associates Inc., an
 One East Liberty            since May               investment management company since 1988; CEO
 Third Floor                 10, 1993                and President of Navellier Management, Inc., an
 Reno, NV 89501                                      investment management company since May 10,
 Trustee and President                               1993; CEO and President of Navellier
                                                     International Management, Inc., an investment
                                                     management company, since May 10, 1993; CEO and
                                                     President of Navellier Securities Corp. since
                                                     May 10, 1993; CEO and President of Navellier
                                                     Fund Management, Inc., an investment management
                                                     company, since November 30, 1995; and has been
                                                     editor of MPT Review from August 1987 to the
                                                     present and was publisher and editor of the
                                                     predecessor investment advisory newsletter OTC
                                                     Insight, which he began in 1980 and wrote
                                                     through July 1987.
--------------------------------------------------------------------------------------------------------------------
 Arnold Langsen              Trustee          7      Professor Langsen is currently retired. He was   None
 83                          since 1995              Professor Emeritus of Financial Economics,
 2206 209th Place N.E.                               School of Business, California State University
 Sammamish, WA 98074                                 at Hayward (1973-1992); Visiting Professor,
 Trustee                                             Financial Economics, University of California
                                                     at Berkeley (1984-1987).
--------------------------------------------------------------------------------------------------------------------
 Barry Sander                Trustee         13      Currently retired as of December 1, 1998,        None
 54                          since 1995              formerly he was the President and CEO of Ursa
 1835 Ashland Mine Rd.                               Major Inc., a stencil manufacturing firm and
 Ashland, OR 97520                                   had been for the past nine years.
 Trustee
--------------------------------------------------------------------------------------------------------------------
 Joel Rossman                Trustee         13      Currently retired as of March 15, 1998.          None
 53                          since 1995              Formerly he was President and CEO of Personal
 2921 California                                     Stamp Exchange, Inc., a manufacturer, designer
 San Francisco, CA 94115                             and distributor of rubber stamp products. He
 Trustee                                             had been President and CEO of Personal Stamp
                                                     Exchange for the preceding 10 years.
--------------------------------------------------------------------------------------------------------------------
 Jacques Delacroix           Trustee         13      Professor of Business Administration, Leavy      None
 60                          since 1995              School of Business, Santa Clara University
 519 Chestnut Street                                 (1983- present).
 Santa Cruz, CA 95060
 Trustee
--------------------------------------------------------------------------------------------------------------------
 Arjen Kuyper*               Treasurer       14      Mr. Kuyper is COO of Navellier & Associates,     None
 46                          since 1995              Inc. and has been since September 1, 1998.
 One East Liberty                                    Prior to that he was operations manager for
 Third Floor                                         Navellier & Associates, Inc. since 1992 and
 Reno, NV 89501                                      operations manager for Navellier Management,
 Treasurer                                           Inc. and for Navellier Securities Corp., since
                                                     1993.
--------------------------------------------------------------------------------------------------------------------

*Interested Person

Each Trustee will hold office until the Trust's next special meeting of shareholders and until their successors have been duly elected and qualified or until their earlier resignation or removal.

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

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

CUSTODIAN & TRANSFER AGENT              NAVELLIER OFFICES
FBR National Bank & Trust               c/o Navellier Securities Corp.
4922 Fairmont Avenue                    One East Liberty, Third Floor
Bethesda, MD 20814                      Reno, Nevada 89501

800-622-1386 E.S.T.                     800-887-8671 P.S.T.